Income tax	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Income tax

7. Income tax

All figures in £ millions	Notes	2018	2017	2016
Current tax
Credit/(charge) in respect of current year		92	(121)	(66)
Adjustments in respect of prior years		34	(2)	27

Total current tax credit/(charge)		126	(123)	(39)

Deferred tax
In respect of temporary differences		(6)	96	277
Other adjustments in respect of prior years		(28)	14	(16)

Total deferred tax (charge)/credit	13	(34)	110	261

Total tax credit/(charge)		92	(13)	222

The adjustments in respect of prior years in both 2018 and 2017 primarily arise from revising the previous year’s reported tax provision to reflect the tax returns subsequently filed. This results in a change between deferred and current tax as well as an absolute benefit to the total tax charge.

The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the UK tax rate as follows.

All figures in £ millions	2018	2017	2016
Profit before tax	498	421	(2,557)
Tax calculated at UK rate (2018: 19%, 2017: 19.25%, 2016: 20%)	(94)	(81)	511
Effect of overseas tax rates	(28)	15	424
Joint venture and associate income reported net of tax	8	15	19
Intangible impairment not subject to tax	—	—	(722)
Intra-group financing benefit	25	26	34
Movement in provisions for tax uncertainties	111	49	(37)
Impact of US tax reform	—	(1)	—
Net expense not subject to tax	(29)	(39)	(8)
Benefit from change in US tax accounting treatment	25	—	—
Gains and losses on sale of businesses not subject to tax	77	8	15
Utilisation of previously unrecognised tax losses and credits	—	(1)	—
Unrecognised tax losses	(9)	(16)	(25)
Adjustments in respect of prior years	6	12	11

Total tax credit/(charge)	92	(13)	222

UK	37	(36)	46
Overseas	55	23	176

Total tax credit/(charge)	92	(13)	222

Tax rate reflected in earnings	(18.5)%	3.1%	8.7%

Included in net expense not subject to tax are foreign taxes not creditable, the tax impact of share-based payments and other expenses not deductible.

Factors which may affect future tax charges include changes in tax legislation, transfer pricing regulations, the level and mix of profitability in different countries, and settlements with tax authorities.

The movement in provisions for tax uncertainties primarily reflects releases due to the expiry of relevant statutes of limitation and the reassessment of historical tax positions. The current tax liability of £72m (2017: £231m) includes £181m (2017: £280m) of provisions for tax uncertainties principally in respect of a number of issues in the US, the UK and China. The issues provided for include the allocation between territories of proceeds of historical business disposals and the potential disallowance of intra-group recharges. The Group is currently under audit in a number of countries, and the timing of any resolution of these audits is uncertain. Of the balance of £181m, £57m relates to 2014 and earlier and is mostly under audit. In most countries tax years up to and including 2014 are now statute barred from examination by tax authorities. Of the remaining balance, £66m relates to 2015, £29m to 2016, £23m to 2017 and £6m to 2018. If relevant enquiry windows pass with no audit, management believes it is reasonably possible that provision levels will reduce by an estimated £50m within the next 12 months. However the tax authorities may take a different view from management and the final liability may be greater than provided. For items currently under audit if tax authorities are successful, liabilities could increase by £25m (2017: £25m).

The tax benefit/(charge) recognised in other comprehensive income is as follows:

All figures in £ millions	2018	2017	2016
Net exchange differences on translation of foreign operations	(4)	9	(5)
Fair value gain on other financial assets	—	(4)	—
Remeasurement of retirement benefit obligations	9	(42)	58

	5	(37)	53

A tax charge of £4m (2017: £nil, 2016: £nil) relating to share-based payments has been recognised directly in equity.